Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact:	Lynda L. Glass
EVP/Secretary &
Chief Governance Officer
717.339.5085
lglass@acnb.com

ACNB INSURANCE SERVICES, INC. ANNOUNCES THE COMPLETION OF THE ACQUISITION OF HOCKLEY & O’DONNELL INSURANCE AGENCY, LLC

GETTYSBURG, PA, March 4, 2022 --- ACNB Corporation (NASDAQ: ACNB), financial holding company for ACNB Bank and ACNB Insurance Services, Inc., announced the completion of the acquisition of the business and assets of Hockley & O’Donnell Insurance Agency, LLC, Gettysburg, PA, by its wholly-owned subsidiary, ACNB Insurance Services, Inc., effective February 28, 2022.

“We are excited to have Hockley & O’Donnell Insurance Agency join ACNB Corporation through its wholly-owned subsidiary, ACNB Insurance Services, in order to enhance our ability to be the provider of both banking and insurance services in our home market of Adams County,” said James P. Helt, ACNB Corporation and ACNB Bank President & Chief Executive Officer. “It is our intent to leverage this acquisition for increased synergies and revenue across both the insurance and banking subsidiaries. For ACNB Corporation shareholders, this means further value and return on their investment as we execute plans for strategic growth and solidify our position as the financial services provider of choice in the core markets served.”

This transaction is the most recent acquisition of a book of insurance business by ACNB Insurance Services, Inc., which is anticipated to increase gross premium dollars for the agency by approximately 30%. Inorganic growth, such as this transaction, has been an integral part of the insurance agency’s business plan since its founding in 1978 as Russell Insurance Group, Inc. ACNB Corporation purchased Russell Insurance Group, Inc., based in Westminster, MD, in 2005. Since that time, the insurance agency subsidiary has expanded its footprint due to organic growth as well as acquisitions resulting in additional office locations in Germantown and Jarrettsville, MD, and Gettysburg, PA.

ACNB Corporation

Press Release/Completion of Insurance Agency Acquisition

March 4, 2022

Effective January 1, 2022, the agency name was changed to ACNB Insurance Services, Inc. to align the subsidiary name with that of ACNB Corporation and ACNB Bank, the other wholly-owned subsidiary of ACNB Corporation. The purchase of the assets of Hockley & O’Donnell Insurance Agency, LLC fortifies the position of ACNB Insurance Services, Inc. in the greater Adams County, PA, market, where ACNB Corporation and ACNB Bank were founded.

ACNB Corporation, headquartered in Gettysburg, PA, is the $2.8 billion financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, and ACNB Insurance Services, Inc., formerly Russell Insurance Group, Inc., Westminster, MD. Originally founded in 1857, ACNB Bank serves its marketplace with banking and wealth management services, including trust and retail brokerage, via a network of 20 community banking offices, located in the four southcentral Pennsylvania counties of Adams, Cumberland, Franklin and York, as well as loan offices in Lancaster and York, PA, and Hunt Valley, MD. As divisions of ACNB Bank operating in Maryland, FCB Bank and NWSB Bank serve the local marketplace with a network of five and six community banking offices located in Frederick County and Carroll County, MD, respectively. ACNB Insurance Services, Inc. is a full-service agency with licenses in 44 states. The agency offers a broad range of property, casualty, health, life and disability insurance serving personal and commercial clients through office locations in Westminster, Germantown and Jarrettsville, MD, and Gettysburg, PA. For more information regarding ACNB Corporation and its subsidiaries, please visit acnb.com.

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ACNB Corporation

Press Release/Completion of Insurance Agency Acquisition

March 4, 2022

FORWARD-LOOKING STATEMENTS - In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of Management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation's market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "intends", "will", "should", "anticipates", or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. Such risks, uncertainties, and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: effects of governmental and fiscal policies, as well as legislative and regulatory changes; effects of new laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) and their application with which the Corporation and its subsidiaries must comply; impacts of the capital and liquidity requirements of the Basel III standards; effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short- and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; effects of economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of Coronavirus Disease 2019 (COVID-19) and any other pandemic, epidemic or health-related crisis and the responses thereto on the operations of the Corporation and current customers, specifically the effect of the economy on loan customers' ability to repay loans; effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inflation, securities market and monetary fluctuations; risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; effects of technology changes; effect of general economic conditions and more specifically in the Corporation's market areas; failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism; disruption of credit and equity markets; ability to manage current levels of impaired assets; loss of certain key officers; ability to maintain the value and image of the Corporation's brand and protect the Corporation's intellectual property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses. We caution readers not to place undue reliance on these forward-looking statements. They only reflect Management's analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the SEC.

ACNB #2022-11

March 4, 2022